Exhibit 99.1 Closing In On Cancer September 2020Exhibit 99.1 Closing In On Cancer September 2020

Disclaimer This presentation (including any oral commentary that accompanies this marketable drugs; potential adverse public reaction to the use of cancer presentation) contains forward-looking statements within the meaning of immunotherapies; potential delays in enrollment of patients, which could the Private Securities Litigation Reform Act of 1995. All statements affect the receipt of necessary regulatory approvals; failure to obtain contained in this presentation that do not relate to matters of historical marketing approval internationally; failure to compete successfully against fact should be considered forward-looking statements, including without other drug companies; potential competition from other drug companies limitation statements regarding the impact our Biclonics® platform can if we fail to obtain orphan drug designation or maintain orphan drug have on cancer, our product candidates' potential to treat certain types of exclusivity for our products; our reliance on third parties to conduct our tumors, the timing of regulatory filings and the timing and anticipated clinical trials and the potential for those third parties to not perform data read outs or results from our clinical trials and our collaborations. satisfactorily; our reliance on third parties to manufacture our product These forward-looking statements are based on management's current candidates, which may delay, prevent or impair our development and expectations. These statements are neither promises nor guarantees, but commercialization efforts; protection of our proprietary technology; our involve known and unknown risks, uncertainties and other important patents being found invalid or unenforceable; potential lawsuits for factors that may cause our actual results, performance or achievements to infringement of third-party intellectual property; our ability to attract and be materially different from any future results, performance or retain key personnel; managing our growth could result in difficulties; and achievements expressed or implied by the forward-looking statements, we may lose our foreign private issuer status and incur significant including, but not limited to, the following: we have incurred significant expenses as a result. losses, are not currently profitable and may never become profitable; our These and other important factors discussed under the caption “Risk need for additional funding, which may not be available and which may Factors” in our in our Quarterly Report on Form 10-Q for the quarterly require us to restrict out operations or require us to relinquish rights to period ended June 30, 2020 filed with the Securities and Exchange our technologies or bispecific antibody candidates; potential delays in Commission, or SEC, on August 6, 2020, and our other reports filed with regulatory approval and impacts of the COVID-19 pandemic, which would the SEC, could cause actual results to differ materially from those impact our ability to commercialize our product candidates and affect our indicated by the forward-looking statements made in this presentation. ability to generate revenue; the unproven approach to therapeutic Any such forward-looking statements represent management's estimates TM intervention of our Biclonics®, and Triclonics technology; our limited as of the date of this presentation. While we may elect to update such operating history; economic, political, regulatory and other risks involved forward-looking statements at some point in the future, we disclaim any with international operations; the lengthy and expensive process of obligation to do so, even if subsequent events cause our views to change. clinical drug development, which has an uncertain outcome; the unpredictable nature of our early stage development efforts for 2Disclaimer This presentation (including any oral commentary that accompanies this marketable drugs; potential adverse public reaction to the use of cancer presentation) contains forward-looking statements within the meaning of immunotherapies; potential delays in enrollment of patients, which could the Private Securities Litigation Reform Act of 1995. All statements affect the receipt of necessary regulatory approvals; failure to obtain contained in this presentation that do not relate to matters of historical marketing approval internationally; failure to compete successfully against fact should be considered forward-looking statements, including without other drug companies; potential competition from other drug companies limitation statements regarding the impact our Biclonics® platform can if we fail to obtain orphan drug designation or maintain orphan drug have on cancer, our product candidates' potential to treat certain types of exclusivity for our products; our reliance on third parties to conduct our tumors, the timing of regulatory filings and the timing and anticipated clinical trials and the potential for those third parties to not perform data read outs or results from our clinical trials and our collaborations. satisfactorily; our reliance on third parties to manufacture our product These forward-looking statements are based on management's current candidates, which may delay, prevent or impair our development and expectations. These statements are neither promises nor guarantees, but commercialization efforts; protection of our proprietary technology; our involve known and unknown risks, uncertainties and other important patents being found invalid or unenforceable; potential lawsuits for factors that may cause our actual results, performance or achievements to infringement of third-party intellectual property; our ability to attract and be materially different from any future results, performance or retain key personnel; managing our growth could result in difficulties; and achievements expressed or implied by the forward-looking statements, we may lose our foreign private issuer status and incur significant including, but not limited to, the following: we have incurred significant expenses as a result. losses, are not currently profitable and may never become profitable; our These and other important factors discussed under the caption “Risk need for additional funding, which may not be available and which may Factors” in our in our Quarterly Report on Form 10-Q for the quarterly require us to restrict out operations or require us to relinquish rights to period ended June 30, 2020 filed with the Securities and Exchange our technologies or bispecific antibody candidates; potential delays in Commission, or SEC, on August 6, 2020, and our other reports filed with regulatory approval and impacts of the COVID-19 pandemic, which would the SEC, could cause actual results to differ materially from those impact our ability to commercialize our product candidates and affect our indicated by the forward-looking statements made in this presentation. ability to generate revenue; the unproven approach to therapeutic Any such forward-looking statements represent management's estimates TM intervention of our Biclonics®, and Triclonics technology; our limited as of the date of this presentation. While we may elect to update such operating history; economic, political, regulatory and other risks involved forward-looking statements at some point in the future, we disclaim any with international operations; the lengthy and expensive process of obligation to do so, even if subsequent events cause our views to change. clinical drug development, which has an uncertain outcome; the unpredictable nature of our early stage development efforts for 2

Merus Overview Oncology-focused Company Developing Multispecific Antibody Therapies Bispecific and trispecific cancer therapeutic candidates based on the human IgG format Established Clinical Pipeline Clinical proof-of-concept with zenocutuzumab (“Zeno”) in patients with neuregulin 1 (NRG1) positive gene fusion (NRG1+) cancers Near Term Data Readouts and Strong Cash Position into 2H 2022 Zeno NRG-1 phase 1/2 clinical data 2Q 2021 Leading Multispecific Antibody (Multiclonics®) Platforms Common light chain format permits broad high throughput Biclonics® and Triclonics™ discovery Strategic Collaborations to Unlock Platform Value Multiple strategic collaborations and license agreements 3Merus Overview Oncology-focused Company Developing Multispecific Antibody Therapies Bispecific and trispecific cancer therapeutic candidates based on the human IgG format Established Clinical Pipeline Clinical proof-of-concept with zenocutuzumab (“Zeno”) in patients with neuregulin 1 (NRG1) positive gene fusion (NRG1+) cancers Near Term Data Readouts and Strong Cash Position into 2H 2022 Zeno NRG-1 phase 1/2 clinical data 2Q 2021 Leading Multispecific Antibody (Multiclonics®) Platforms Common light chain format permits broad high throughput Biclonics® and Triclonics™ discovery Strategic Collaborations to Unlock Platform Value Multiple strategic collaborations and license agreements 3

Merus Multiclonics® Bispecific and Trispecific Cancer Therapeutic Candidates in Human Monoclonal Antibody Formats • Large-scale screening to select from up to 1,000s of candidates • Potential to identify best and new biological combinations • Fully human IgG format allows for: • Ease of manufacturing • Low immunogenicity risk • Predictable in vivo behavior • Durable, consistent half life • Potential for ADCC enhancement and Fc silencing • Robust IP portfolio: patents covering Multiclonics® technology, including common light chain antibody generation and dimerization by charge engineering 4Merus Multiclonics® Bispecific and Trispecific Cancer Therapeutic Candidates in Human Monoclonal Antibody Formats • Large-scale screening to select from up to 1,000s of candidates • Potential to identify best and new biological combinations • Fully human IgG format allows for: • Ease of manufacturing • Low immunogenicity risk • Predictable in vivo behavior • Durable, consistent half life • Potential for ADCC enhancement and Fc silencing • Robust IP portfolio: patents covering Multiclonics® technology, including common light chain antibody generation and dimerization by charge engineering 4

Merus Clinical Pipeline

PROGRAM	BISPECIFIC TARGETS	INDICATION(S)	PRECLINICAL	PHASE 1	PHASE 1/2	STATUS
Zenocutuzumab (Zeno) (MCLA-128)	HER3 x HER2	NRG1+ Pancreatic NRG1+ Lung NRG1+ Other solid tumors				Phase 1/2 trial ongoing Clinical data and program update planned 2Q 2021
MCLA-158	Lgr5 x EGFR	Solid tumors				Phase 1 Trial Ongoing Update planned YE 2020
MCLA-145	CD137 x PD-L1	Solid tumors	(ex- U.S.)			Phase 1 Trial Ongoing
MCLA-129	EGFR x c-MET	Solid tumors	(China)			IND Enabling Studies Ongoing
ONO-4685*	PD-1 x CD3	Autoimmune disease				Phase 1 Trial Ongoing
....*	Undisclosed	Autoimmune disease				

* If commercialized, Merus to receive royalties

5

Promising early clinical activity in patients with NRG1+ cancers

Zenocutuzumab

MCLA-128 or "Zeno"
HER2 x HER3 bispecific

- NRG-1 positive gene fusions (NRG1+) are rare genetic events occurring in lung, pancreatic and other solid tumors
- Unique DOCK & BLOCK® mechanism of Zeno potently inhibits NRG1+-driven tumor growth
- Enhanced ADCC mediates tumor elimination by immune effector cells
- eNRGy Trial enrolling and Early Access Program ongoing
- Clinical data and program update expected 2Q 2021


HER3
target
HER2
target
cancer
cell

6

Merus

Zeno DOCK & BLOCK® Mechanism of Action Uniquely Suited to Target NRG1+ Cancers Zeno Blocks Tumor Growth in NRG1+ PDX Model Tumor Volume 3 (mm ) DOCKS BLOCKS to HER2 on tumor HER3 signaling even 1400 Control Zeno cells to efficiently in high NRG1+ tumor 1200 Zeno block HER2:HER3 environments 1000 dimer formation + 800 Enhanced ADCC then mediates tumor 600 elimination by 400 immune killer cells 200 0 1 8 15 22 29 Study Day Zeno blocks tumor cell growth and survival driven by HER3 ligands, including neuregulin (NRG-1) or NRG-1 positive gene fusions (NRG1+) 7 Source: Geuijen C et al. Cancer Cell (2018) https://www.cell.com/cancer-cell/fulltext/S1535-6108(18)30174-0#%20Zeno DOCK & BLOCK® Mechanism of Action Uniquely Suited to Target NRG1+ Cancers Zeno Blocks Tumor Growth in NRG1+ PDX Model Tumor Volume 3 (mm ) DOCKS BLOCKS to HER2 on tumor HER3 signaling even 1400 Control Zeno cells to efficiently in high NRG1+ tumor 1200 Zeno block HER2:HER3 environments 1000 dimer formation + 800 Enhanced ADCC then mediates tumor 600 elimination by 400 immune killer cells 200 0 1 8 15 22 29 Study Day Zeno blocks tumor cell growth and survival driven by HER3 ligands, including neuregulin (NRG-1) or NRG-1 positive gene fusions (NRG1+) 7 Source: Geuijen C et al. Cancer Cell (2018) https://www.cell.com/cancer-cell/fulltext/S1535-6108(18)30174-0#%20

Zeno Safety Profile for Single Agent Use Safety Data in Over 100 Patients in Phase 1/2 Trials Safety and Tolerability in Phase 1/2 Trial OVER 100 PATIENTS EVALUATED* Zeno Dosing: 750 mg ranging from q1w-q3w • Single agent well tolerated • Low risk for immunogenicity • Most AEs were grade 1-2 Data cut off: Jan-2019. Refer to https://merus.nl/publications/ for full data presented. Refer to ASCO poster 2018 and AACR-NCI-EORTC International Conference on 8 Molecular Targets and Cancer Therapeutics 2019 https://merus.nl/app/uploads/2019/10/AACR-NCI-EORTC_Poster-LB-B12_NRG1-MCLA-128_10252019_FINAL.pdfZeno Safety Profile for Single Agent Use Safety Data in Over 100 Patients in Phase 1/2 Trials Safety and Tolerability in Phase 1/2 Trial OVER 100 PATIENTS EVALUATED* Zeno Dosing: 750 mg ranging from q1w-q3w • Single agent well tolerated • Low risk for immunogenicity • Most AEs were grade 1-2 Data cut off: Jan-2019. Refer to https://merus.nl/publications/ for full data presented. Refer to ASCO poster 2018 and AACR-NCI-EORTC International Conference on 8 Molecular Targets and Cancer Therapeutics 2019 https://merus.nl/app/uploads/2019/10/AACR-NCI-EORTC_Poster-LB-B12_NRG1-MCLA-128_10252019_FINAL.pdf

Size Zeno Clinical Response in NRG1+ Cancers Patient Data Presented at 2019 AACR-NCI-EORTC International Conference Example pancreatic cancer patient: As of Oct. 2019, 7+ months MCLA-128, 750 mg IV, q2w Maximal related toxicity ≤ grade 2 300 0 -10 CA 19-9 250 -20 RECIST (%change from baseline) -30 200 -40 150 -50 -44% ↓ -60 100 -54% ↓ -70 -80 50 -90 0 -100 0 4 8 12 16 20 24 28 32 Weeks Source: AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics 2019 9 https://merus.nl/app/uploads/2019/10/AACR-NCI-EORTC_Poster-LB-B12_NRG1-MCLA-128_10252019_FINAL.pdf/ CA19-9Size Zeno Clinical Response in NRG1+ Cancers Patient Data Presented at 2019 AACR-NCI-EORTC International Conference Example pancreatic cancer patient: As of Oct. 2019, 7+ months MCLA-128, 750 mg IV, q2w Maximal related toxicity ≤ grade 2 300 0 -10 CA 19-9 250 -20 RECIST (%change from baseline) -30 200 -40 150 -50 -44% ↓ -60 100 -54% ↓ -70 -80 50 -90 0 -100 0 4 8 12 16 20 24 28 32 Weeks Source: AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics 2019 9 https://merus.nl/app/uploads/2019/10/AACR-NCI-EORTC_Poster-LB-B12_NRG1-MCLA-128_10252019_FINAL.pdf/ CA19-9

Zeno Activity and Promising Durability Observed in Patients

Zeno NRG1+ Clinical Activity Reported by MSKCC at 2019 AACR-NCI-EORTC International Conference

	PANCREATIC CANCER		LUNG CANCER
Tumor size reduction	54% (PR)	25% (SD)	41% (PR)
PET scan	Neg	Neg	nd
Decline in tumor marker	~75%	~90%	N/A
Duration of treatment (mo)	>7*	>7*	~ 5*

Source: AACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics 2019
https://merus.nl/app/uploads/2019/10/AACR-NCI-EORTC_Poster-LB-B12_NRG1-MCLA-128_10252019_FINAL.pdf

Overall Experience with Zeno in NRG1+ Tumors as of October 2019

	N	PANCREATIC CANCER	LUNG CANCER
Evaluable	6	PR 7 mo*; SD 7 mo	PR 5 mo*; SD 7 mo; PD; PD
Non-evaluable	3	Died of progressive disease prior to first evaluation	2 Pts not yet at first evaluation

5 patients enrolled on the eNRGy trial; 4 patients treated under Early Access Program

Source: Merus Press Release Oct 27, 2019 https://ir.merus.nl/news-releases/news-release-details/merus-bispecific-antibody-mcla-128-shows-encouraging-early
*Indicates treatment was ongoing at the time of the conference; nd, no data; N/A, not applicable

10

Merus

Zeno Clinical Programs in NRG1+ Cancers eNRGy Clinical Trial and Early Access Program Ongoing Early Access Program Pancreatic Cancer • Phase 1/2 global single arm trial • For eligible patients who do not of Zeno in NRG1+ cancers enroll on the eNRGy trial • Cohorts include Pancreatic, NSCLC, • Allows patients with NRG1+ cancers and other solid tumors to receive treatment with Zeno NSCLC • Majority of clinical trial sites open • Evaluations and patient follow up and enrolling may be similar to eNRGy protocol • Ongoing Phase 1/2 trial update • May provide additional clinical data expected 2Q 2021 in support of Zeno NRG1+ program Other Solid Tumors 11Zeno Clinical Programs in NRG1+ Cancers eNRGy Clinical Trial and Early Access Program Ongoing Early Access Program Pancreatic Cancer • Phase 1/2 global single arm trial • For eligible patients who do not of Zeno in NRG1+ cancers enroll on the eNRGy trial • Cohorts include Pancreatic, NSCLC, • Allows patients with NRG1+ cancers and other solid tumors to receive treatment with Zeno NSCLC • Majority of clinical trial sites open • Evaluations and patient follow up and enrolling may be similar to eNRGy protocol • Ongoing Phase 1/2 trial update • May provide additional clinical data expected 2Q 2021 in support of Zeno NRG1+ program Other Solid Tumors 11

Identifying and Recruiting NRG1+ Patients

NRG1+ Cancers are Found Across Multiple Solid Tumor Types

TUMOR TYPE	ESTIMATED INCIDENCE (%)
LUNG	0.3 – 3.0
PANCREAS	0.5 – 1.5
OTHER	< 1.0

Comprehensive Effort to Identify and Recruit NRG1+ Patients

IDENTIFICATION
Patient testing and physician engagement campaigns

COLLABORATION
Physician, trial site engagement & support
1-833-NRG-1234
www.nrg1.com

PLACEMENT
Patient logistics / support for eNRGy trial or EAP

eNRGy Clinical Trial

Early Access Program

Note: Projections of NRG1+ estimated incidence based on limited published information, including Jonna S et al. Clinical Cancer Research (2019); independent epidemiology review https://ir.merus.nl/news-releases/news-release-details/merus-announces-acceptance-six-abstracts-upcoming-medical; and Wang (2015); Duruisseaux (2017); Trombetta (2018); McCoach (2018); Karlsson (2019); Drilon (2018); Fernandez-Cuesta (2014); Seto (2018); and Scheel (2015)

12

Merus

Designed to potently block signaling and growth in Wnt-dysregulated solid tumors

MCLA-158

Lgr5 x EGFR bispecific

- Binds to EGFR and Lgr5, an intestinal cancer-initiating cell antigen
- Potential to address significant unmet need in colorectal cancers and a variety of other solid tumors
- Blocks growth in Wnt-dysregulated tumor models including Ras^{mut}
- Modifications to enhance ADCC
- Phase 1 trial update planned for year end 2020


Lgr5
target
EGFR
target
cancer
cell

13

Merus

MCLA-158 — Novel Target and Innovative MoA Superior Growth Inhibition and Selectivity of Tumor Versus Healthy Tissue Superior SELECTIVITY for Superior ACTIVITY ONGOING PHASE 1 TRIAL tumor-derived organoids compared to Cetuximab T u m o r C o l o n p t C 5 5 N o r m a l C o l o n p t C 5 5 Organoid 1 5 0 M C L A 1 5 8 C 5 5 T M C L A 1 5 8 C 5 5 N No antibody Tumor Colon % Survival Size C e t u x i m a b C 5 5 T C e t u x i m a b C 5 5 N Cetuximab • Global Phase 1 dose Cetuximab MCLA-158 1 0 0 100 MCLA-158 escalation and cohort 1 0 0 100 expansion trial Normal Colon Cetuximab MCLA-158 50 5 0 5 0 P = 0 . 0 0 0 1 50• Protocol includes dose expansion phase at RP2D > 100-fold P=0.0001 0 0 • Update planned year end 0 0 - 3 - 2 - 1 0 1 2 0 1 0 2 0 3 0 -3 -3 -1 0 1 2 0 10 20 30 D o s e ( l o gm g / m l ) 2020 D a y s e l a p s e d Days Elapsed Dose (log µg/ml) • Activity observed in xenograft models resistant to treatment with Cetuximab • MCLA-158 discriminated between organoids derived from tumor and healthy tissue 14 Source: Rob C. Roovers (ASCO 2017 Poster Presentation) )https://merus.nl/app/uploads/2019/02/MCLA-158-poster-AACR2017.pdf P e r c e n t s u r v i v a l N o r m a l i z e d T u m o r o i d s i z eMCLA-158 — Novel Target and Innovative MoA Superior Growth Inhibition and Selectivity of Tumor Versus Healthy Tissue Superior SELECTIVITY for Superior ACTIVITY ONGOING PHASE 1 TRIAL tumor-derived organoids compared to Cetuximab T u m o r C o l o n p t C 5 5 N o r m a l C o l o n p t C 5 5 Organoid 1 5 0 M C L A 1 5 8 C 5 5 T M C L A 1 5 8 C 5 5 N No antibody Tumor Colon % Survival Size C e t u x i m a b C 5 5 T C e t u x i m a b C 5 5 N Cetuximab • Global Phase 1 dose Cetuximab MCLA-158 1 0 0 100 MCLA-158 escalation and cohort 1 0 0 100 expansion trial Normal Colon Cetuximab MCLA-158 50 5 0 5 0 P = 0 . 0 0 0 1 50• Protocol includes dose expansion phase at RP2D > 100-fold P=0.0001 0 0 • Update planned year end 0 0 - 3 - 2 - 1 0 1 2 0 1 0 2 0 3 0 -3 -3 -1 0 1 2 0 10 20 30 D o s e ( l o gm g / m l ) 2020 D a y s e l a p s e d Days Elapsed Dose (log µg/ml) • Activity observed in xenograft models resistant to treatment with Cetuximab • MCLA-158 discriminated between organoids derived from tumor and healthy tissue 14 Source: Rob C. Roovers (ASCO 2017 Poster Presentation) )https://merus.nl/app/uploads/2019/02/MCLA-158-poster-AACR2017.pdf P e r c e n t s u r v i v a l N o r m a l i z e d T u m o r o i d s i z e

Designed to recruit and activate tumor infiltrating T-cells

MCLA-145

PD-L1 x CD137 bispecific

- Binds to PD-L1 on tumor cells and CD137 (4-1BB), a potent activator of tumor infiltrating T-cells, on activated T-cells
- Targeting to PD-L1 positive cells in the tumor and blocking the PD-1/PD-L1 inhibitory signal
- Potential in a variety of solid tumors and hematological malignancies
- Global phase 1 trial ongoing in collaboration with Incyte


PD-L1
target
cancer
cell
CD137
target
immune
cell

15

Merus

MCLA-145 — Targets PD-L1 Positive Tumor Cells Demonstrated Potent T Cell Activation in Preclinical Studies Primary T Cell Transactivation Assay Ongoing Phase 1 Trial [IL-2] (pg/mL) MCLA-145 5000 ˄ CD137mAb • Global open-label Phase 1 dose ˄ CD137mAb escalation trial ongoing 4000 * PD-L1mAb x Neg Ctrl Ab • Clinical trial co-developed 3000 ^ Urelumab Analog in collaboration with * Atezolizumab Analog Incyte Corporation 2000 1000 0 x x x x x x 1 4 -1 0 2 3 5 10 10 10 10 10 10 10 IgG Concentration (ng/mL) Source: 2019 AACR Presentation A bispecific Fc-silenced IgG1 antibody (MCLA-145) requires PD-L1 binding to activate CD137 16 https://merus.nl/app/uploads/2019/04/IC171-19E-AACR19-Mayes-MCLA-145-MoA-Poster_MT06_for-approval-032019.pdfMCLA-145 — Targets PD-L1 Positive Tumor Cells Demonstrated Potent T Cell Activation in Preclinical Studies Primary T Cell Transactivation Assay Ongoing Phase 1 Trial [IL-2] (pg/mL) MCLA-145 5000 ˄ CD137mAb • Global open-label Phase 1 dose ˄ CD137mAb escalation trial ongoing 4000 * PD-L1mAb x Neg Ctrl Ab • Clinical trial co-developed 3000 ^ Urelumab Analog in collaboration with * Atezolizumab Analog Incyte Corporation 2000 1000 0 x x x x x x 1 4 -1 0 2 3 5 10 10 10 10 10 10 10 IgG Concentration (ng/mL) Source: 2019 AACR Presentation A bispecific Fc-silenced IgG1 antibody (MCLA-145) requires PD-L1 binding to activate CD137 16 https://merus.nl/app/uploads/2019/04/IC171-19E-AACR19-Mayes-MCLA-145-MoA-Poster_MT06_for-approval-032019.pdf

Interim phase 1 trial results of novel T-cell engager at EHA 2020

MCLA-117

CLEC12A x CD3 bispecific



CLEC12A target
cancer cell
CD3 target
immune cell

- Designed with lower CD3 affinity binding to potentially reduce the risk of cytokine release syndrome
- Acceptable safety profile in clinical trial
- Active in acute myeloid leukemia (AML) with T-cell activation, cytokine elevation and AML blast reductions in some patients
- Insufficient clinical activity in escalation to continue to enroll dose expansion cohorts
- Findings from this trial expected to inform further development of our extensive proprietary T-cell engager platform

17

Merus

Designed to target lung cancer MCLA-129 and other solid tumors c-MET x EGFR Bispecific c-Met target • Targets both c-Met and EGFR on cancer cells as well as resistance mechanism • Preclinical program directed at a target- pair combination with clinical validation EGFR target • Significant opportunity in lung cancer cancer and other solid tumors cell 18Designed to target lung cancer MCLA-129 and other solid tumors c-MET x EGFR Bispecific c-Met target • Targets both c-Met and EGFR on cancer cells as well as resistance mechanism • Preclinical program directed at a target- pair combination with clinical validation EGFR target • Significant opportunity in lung cancer cancer and other solid tumors cell 18

Merus Collaborations & Licensing Agreements

Expanding Merus pipeline through development of innovative therapeutics

Incyte

Global collaboration of up to 11 Biclonics® programs

$200mm at signing and research funding, Merus retains full U.S. rights to develop, commercialize MCLA-145

BETTA PHARMACEUTICALS

MCLA-129 EGFR x C-MET collaboration

Betta conducting IND-enabling studies; Merus retains global rights ex-China

Simcere

Collaboration with 3 immuno-oncology Biclonics® programs

Simcere responsible for IND-enabling and China studies; Merus retains global rights ex-China

ONO

Biclonics® Licensing Agreement for Auto-immune diseases

Phase 1 trial in Japan for ONO-4685, a PD-1 x CD3 bispecific antibody

19

Merus

Our Platform – Unparalleled Capabilities in Multispecific Antibodies



Empiric selection of best candidates from hundreds of different Biclonics® against two different targets



Growth of a tumor cell line
ligand absence
ligand presence
+
–
Control antibodies

Patented discovery engine including the "Merus Mouse" (MeMo®) generates diverse, high quality common light chain (cLC) antibody panels

Proprietary inventory of thousands of cLC antibodies, each with distinct purposes and unique features

Robotics generate thousands of Multiclonics® for functional screening

In-format, unbiased functional screening with high throughput cellular assays



CH3 domain variations "DEKK" drives preferential, efficient pairing of different antibody chains to create multispecific functionality



Merus

Our Science — Multiclonics® Technology

Leading the Next Generation of Multispecific Antibody Therapies

Common Light Chain (cLC) Antibodies

to prevent heavy/light chain mispairing without the need for engineering common
light chain
common
light chain
IgG format
DEKK dimerization
technology

Multiclonics® Format



Biclonics®
Target 2
cancer
cell
Target 1
immune
cell
Triclonics™
cancer
cell
immune
cell

21

Merus

Our Research — Triclonics™ and Beyond Triclonics™ Opportunity TARGET 3 common light chain • High throughput production, purification and screening in the trispecific format TARGET 1 TARGET 2 • Stable format with predictable behavior that can be produced as if it were a normal monoclonal antibody common common • Allows for 3 specificities without the need to engineer each light chain light chain individual Fab IgG DEKK • Leverages Merus’ extensive library of established antibody format dimerization panels that bind tumor antigens and engage and modulate the technology immune system to explore combinations and novel biology Triclonics™ 22Our Research — Triclonics™ and Beyond Triclonics™ Opportunity TARGET 3 common light chain • High throughput production, purification and screening in the trispecific format TARGET 1 TARGET 2 • Stable format with predictable behavior that can be produced as if it were a normal monoclonal antibody common common • Allows for 3 specificities without the need to engineer each light chain light chain individual Fab IgG DEKK • Leverages Merus’ extensive library of established antibody format dimerization panels that bind tumor antigens and engage and modulate the technology immune system to explore combinations and novel biology Triclonics™ 22

Merus Overview Oncology-focused Company Developing Multispecific Antibody Therapies Bispecific and trispecific cancer therapeutic candidates based on the human IgG format Established Clinical Pipeline Clinical proof-of-concept with zenocutuzumab (“Zeno”) in patients with neuregulin 1 (NRG1) positive gene fusion (NRG1+) cancers Near Term Data Readouts and Strong Cash Position into 2H 2022 Zeno NRG-1 phase 1/2 clinical data 2Q 2021 Leading Multispecific Antibody (Multiclonics®) Platforms Common light chain format permits broad high throughput Biclonics® and Triclonics™ discovery Strategic Collaborations to Unlock Platform Value Multiple strategic collaborations and license agreements 23Merus Overview Oncology-focused Company Developing Multispecific Antibody Therapies Bispecific and trispecific cancer therapeutic candidates based on the human IgG format Established Clinical Pipeline Clinical proof-of-concept with zenocutuzumab (“Zeno”) in patients with neuregulin 1 (NRG1) positive gene fusion (NRG1+) cancers Near Term Data Readouts and Strong Cash Position into 2H 2022 Zeno NRG-1 phase 1/2 clinical data 2Q 2021 Leading Multispecific Antibody (Multiclonics®) Platforms Common light chain format permits broad high throughput Biclonics® and Triclonics™ discovery Strategic Collaborations to Unlock Platform Value Multiple strategic collaborations and license agreements 23